UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

180 Varick Street
New York, New York 10014
(Address of principal executive offices) (Zip Code)

(212) 645-1405
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Other Events

ImClone Systems Incorporated announced today its financial results for the three and nine month periods ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this report.

The press release is being furnished pursuant to Item 2.02, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section.  Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of ImClone Systems Incorporated under the Securities Act of 1933.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of ImClone Systems Incorporated dated October 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED (Registrant)

Dated: October 25, 2006	By:	/s/ Daniel J. O’Connor
Daniel J. O’Connor
Vice President, Interim General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of ImClone Systems Incorporated dated October 25, 2006.